Capital City Bank Group, Inc.

Reports Third Quarter 2023

Results
TALLAHASSEE, Fla.

(October 24, 2023) – Capital City Bank Group, Inc. (NASDAQ: CCBG) today reported net income
attributable to common shareowners of $13.2 million, or $0.78 per diluted share, for the third quarter of 2023 compared to $14.6
million, or $0.85 per diluted share, for the second quarter of 2023, and $11.3 million, or $0.67 per diluted share, for the third quarter
of 2022.
For the first nine months of 2023, net income attributable to common shareowners totaled $42.7 million, or $2.51 per diluted share,
compared to net income of $28.5 million, or $1.68 per diluted share, for the same period of 2022.

QUARTER HIGHLIGHTS (3
rd

Quarter 2023 versus 2
nd

Quarter 2023)
Income Statement
●
Tax-equivalent

net interest income totaled $39.2 million compared

to $40.1 million for the prior quarter and reflected higher
deposit cost and lower overnight funds interest (seasonal

low in public funds deposits) – total deposit cost increased

15 basis
points to 58 basis points – net interest margin

decreased three basis

points to 4.02%
●
Continued strong credit

quality metrics – slightly higher loan loss provision

expense of $0.2 million increased the allowance
coverage ratio from 1.05% to 1.07% - net loan

charge-offs were 17 basis points

(annualized) of average loans
●
Noninterest income decreased

$2.7 million, or 11.8%,

due to lower mortgage banking revenues of $1.0

million and a $1.4 million
gain on the sale of mortgage servicing rights in second quarter of 2023
o
Capital City Home Loans realized a net loss of $0.04 per

share for the quarter compared

to break even for the prior
quarter reflective of challenging residential

mortgage secondary market conditions

●
Noninterest expense decreased

$0.9 million, or 2.1%, primarily due to a non-recurring

consulting payment of $0.8 million in the
prior quarter related to the outsourcing

of our core processing

system

Balance Sheet
●
Loan balances grew $15.0 million, or 0.6% (average),

and $26.4 million, or 1.0% (end of period)
●
Deposit balances (including repurchase

agreements) declined by $115.3

million, or 3.1% (average), and $248.1 million, or 6.5%
(end of period), primarily due to a seasonal low point for public fund balances
●
Tangible

book value per share increased $0.50,

or 2.6%, in third quarter bringing the year-to-date

increase to $2.09, or 11.8%
●
Repurchased 36,411

shares of common stock in the third

quarter of 2023 bringing the year-to-date total to 102,147

shares

“The solid results achieved this quarter continue what has been a year of strong financial performance by Capital City Bank
Group,” said William G. Smith, Jr.,

Chairman, President and CEO of Capital City Bank Group. “The diversity of our revenues, strong core deposit franchise and stable credit have been key drivers.

Our associates continue to embody our client-centric culture by consistently striving to exceed expectations for our clients and serve as their trusted financial partners. As we look toward 2024,
we remain focused on client acquisition and exploring opportunities to foster stronger relationships and further enhance the overall
client experience.”
Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net

interest income for the third quarter of 2023 totaled $39.2 million, compared to $40.1 million for the second
quarter of 2023, and $33.4 million for the third quarter of 2022.

Compared to the second quarter of 2023, the decrease reflected higher deposit interest expense and a lower level of interest income from overnight funds, partially offset by higher loan interest due to loan growth and higher interest rates.

For the first nine months of 2023, tax-equivalent net interest income totaled $119.8 million
compared to $86.6 million for the same period of 2022.

The increases over both prior year periods were driven by strong loan growth and higher interest rates across a majority of our earning assets.
Our net interest margin for the third quarter of 2023 was 4.02%, a decrease of three basis points from the second quarter of 2023 and
an increase of 71 basis points over the third quarter of 2022.

For the month of September 2023, our net interest margin was 4.10%.

For the first nine months of 2023, our net interest margin

was 4.03%, an increase of 112 basis points over the same period of

2022.

The increase compared to all prior periods reflected a combination of higher interest rates and loan growth, partially offset by a
higher cost of deposits.

For the third quarter of 2023, our cost of funds was 66 basis points, an increase of 15 basis points over the
second quarter of 2023 and an increase of 46 basis points over the third quarter of 2022.

Our total cost of deposits (including
noninterest bearing accounts) was 58 basis points, 43 basis points, and

11 basis points, respectively,

for the same periods.

Provision for Credit Losses

We recorded

a provision for credit losses of $2.4 million for the third quarter of 2023 compared to $2.2 million for the second
quarter of 2023 and $2.1 million for the third quarter of 2022.

The increase in the provision compared to the second quarter of 2023 was primarily attributable to loan growth and an increase in net loan charge

-offs.

For the first nine months of 2023, we recorded a
provision for credit losses of $7.8 million compared to $3.6 million for the same period of 2022.

The higher level of provision in
2023 was primarily driven by loan growth and also reflected the favorable impact in 2022 of the release of reserves held for
pandemic related losses.

We discuss the allowance

for credit losses further below.
Noninterest Income and Noninterest

Expense
Noninterest income for the third quarter of 2023 totaled $20.2 million compared to $22.9 million for the second quarter of 2023 and
$22.9 million for the third quarter of 2022.

The $2.7 million decrease from the second quarter of 2023 reflected a decrease in other
income of $1.5 million, mortgage banking revenues of $1.0 million,

wealth management fees of $0.2 million and bank card fees of
$0.1 million, partially offset by an increase in deposit fees of $0.1 million.

The decrease in other income was attributable to a $1.4
million gain from the sale of mortgage servicing rights realized in the second quarter of 2023.

The decrease in mortgage banking
revenues was attributable to market driven lower gain on sale margins and a lower volume of mandatory delivery loan sales which
provide a higher gain on sale percentage.

Compared to the third quarter of 2022, the $2.8 million decrease in noninterest income reflected decreases in mortgage banking
revenues of $2.3 million, deposit fees of $0.5 million, and bank card fees of $0.2 million,

partially offset by an increase in other
income of $0.2

million.

For the first nine months of 2023, noninterest income totaled $65.3 million compared to $73.7 million for
the same period of 2022 with the $8.4 million decrease primarily attributable to lower mortgage banking revenues of $7.5 million,
wealth management fees of $2.4 million, deposit fees of $0.6 million, and bank card fees of $0.4 million, partially offset by a $2.5
million increase in other income.

Compared to both prior year periods, the decrease in mortgage banking revenues was driven by
lower production volume in 2023 reflective of the rapid increase in interest rates,

lower market driven gain on sale margins, and a
lower level of mandatory delivery loan sales.

The decrease in deposit fees from both prior year periods was primarily attributable to
a higher earnings credit rate for commercial deposit accounts and lower service charge fees.

For the nine-month period, the
decrease in wealth management fees was attributable to lower insurance commissions which reflected the sale of large policies in
2022.

Further, the increase in other income was primarily

due to a $1.4 million gain from the sale of mortgage servicing rights and increases in miscellaneous income of $0.5 million, loan servicing fees of

$0.2 million, and vendor volume rebates of $0.2 million.

Noninterest expense for the third quarter of 2023 totaled $41.6 million compared to $42.5 million for the second quarter of 2023
and $39.8 million for the third quarter of 2022.

Compared to the second quarter of 2023, the $0.9 million decrease was primarily due to a $0.8 million non-recurring expense in the second quarter of 2023 related to a consulting engagement to assist in negotiating
a multi-year contract for the outsourcing of our core processing system.
Compared to the third quarter of 2022, the $1.8 million increase in noninterest expense reflected increases in other expense of $1.1
million and occupancy expense of $0.8 million, partially offset by a decrease in compensation expense of $0.1 million.

The
increase in other expense was largely driven by a $0.7 million increase in pension plan expense (non-service-related component)
and the increase in occupancy reflected the addition of four new banking offices in mid-to-late 2022 and higher property/equipment
insurance premiums.

For the first nine months of 2023, noninterest expense totaled $124.6 million compared to $119.5 million for
the same period of 2022 with the $5.1 million increase attributable to increases in other expense of $2.7 million, occupancy expense
of $2.2 million, and compensation expense of $0.2 million.

The increase in other expense was primarily due to a $1.6 million increase in pension plan expense (non-service related component),

the aforementioned consulting engagement expense of $0.8
million, and increases in loan servicing expense of $0.8 million, FDIC insurance expense of $0.6 million, and miscellaneous
expense of $0.6 million, partially offset by lower OREO expense of

$1.8 million related to a gain from the sale of a banking office.

The increase in occupancy expense reflected the addition of banking offices in 2022 and higher insurance premiums.

The slight
unfavorable variance in compensation expense reflected a $1.7 million increase in salary expense (primarily,

the addition of staffing
in our new markets and annual merit) that was partially offset by a $1.5 million decrease in associate benefit expense.

The variance
in associate benefit expense was primarily due to a $2.2 million decrease in pension plan expense (service cost) that was partially
offset by increases in associate insurance expense of $0.5 million and stock-based compensation of $0.1 million.

Income Taxes
We realized income

tax expense of $3.2 million (effective rate of 20.9%) for the third quarter of

2023 compared to $3.5 million
(effective rate of 19.6%) for the second quarter of 2023

and $3.1 million (effective rate of 21.4%) for the third quarter of 2022.

For
the first nine months of 2023, we realized income tax expense of $10.9 million

(effective rate of 20.7%) compared to $7.5 million
(effective rate of 20.3%) for the same period of 2022.

The increase in our effective tax rate for the third quarter of 2023 was primarily due to a lower level of pre-tax income from CCHL in relation to our consolidated income as the non-controlling interest
adjustment for CCHL is accounted for as a permanent tax adjustment.

Further, the second quarter of 2023 effective

rate reflected a
higher level of tax benefit accrued from an investment in a solar tax credit equity fund.

Absent discrete items or unexpected
variance in the timing of the tax benefit accrued from our solar tax credit equity fund investment, we expect our annual effective tax
rate to approximate 20-21% for 2023.
Discussion of Financial Condition
Earning Assets
Average earning

assets totaled $3.877 billion for the third quarter of 2023, a decrease of $97.8 million, or

2.5%, from the second
quarter of 2023, and a decrease of $155.8 million, or 3.9%, from the fourth quarter of 2022.

The decrease from both prior periods
was attributable to lower deposit balances (see below – Deposits
).

The mix of earning assets continues to improve as overnight
funds are being utilized to fund loan growth.

Average loans

held for investment (“HFI”) increased $15.0 million, or 0.6%, over the second quarter of 2023 and $233.3 million, or
9.6%, over the fourth quarter of 2022.

Period end loans increased $26.4 million, or 1.0%, over the second quarter of 2023

and
$168.2 million, or 6.7%, over the fourth quarter of 2022.

Compared to both prior periods, the loan growth was primarily in the residential real estate category and was partially offset by lower indirect auto and construction loan balances.

Allowance for Credit Losses
At September 30, 2023, the allowance for credit losses for HFI loans totaled $28.9 million compared to $28.0 million at June 30,
2023 and $24.7 million at December 31, 2022.

Activity within the allowance is provided on Page 9.

The increase in the allowance
over both prior periods was driven primarily by loan growth.

Further, the increase from December 31, 2022 reflected

a higher loss
rate for the residential real estate portfolio due to slower prepayment speeds.

At September 30, 2023, the allowance represented
1.07% of HFI loans compared to 1.05% at June 30, 2023, and 0.98% at December 31,

2022.

Credit

Quality
Credit quality metrics remained strong for the quarter.

Nonperforming assets (nonaccrual loans and other real estate) totaled $4.7 million at September 30, 2023 compared to $6.6 million at June 30,

2023 and $2.7 million at December 31, 2022.

At September 30,
2023, nonperforming assets as a percent of total assets equaled 0.11%,

compared to 0.15% at June 30, 2023 and 0.06% at December
31, 2022.

Nonaccrual loans totaled $4.7 million at September 30, 2023, a $1.9 million decrease from June 30, 2023 and a $2.4
million increase over December 31, 2022.

Further, classified loans totaled $21.8 million at September

30, 2023, a $6.8 million
increase over June 30, 2023 and a $2.5 million increase over December 31, 2022.

The increase in the current period was primarily
attributable to the downgrade of one hotel loan that is performing as agreed on scheduled payments.
Deposits
Average total

deposits were $3.597 billion for the third quarter of 2023, a decrease of $122.7 million, or 3.3%,

from the second
quarter of 2023 and a decrease of $206.2 million, or 5.4%, from the fourth quarter of 2022.

Compared to both prior periods, the
decreases were primarily attributable to lower noninterest bearing, savings, and

NOW balances, partially offset by higher money
market balances.

Compared to the second quarter of 2023, the decrease in NOW account balances was primarily due to the seasonal
reduction in public fund balances held by our institutional and municipal clients.
At September 30, 2023, total deposits were $3.540 billion, a decrease of $248.4 million, or 6.6%, from June 30, 2023 and a decline
of $398.9 million, or 10.1%, from December 31, 2022.

Our public fund deposit balances declined $205 million and $245 million from June 30, 2023 and December 31, 2022, respectively,

and reflected the seasonal decline in those balances which will begin to increase in the fourth quarter as municipal tax receipts are received.

In addition, the decrease from June 30, 2023 reflected a short-
term deposit of $103 million (in the NOW category) made late in June by a municipal client that was subsequently moved in mid-
July.

The remaining portion of the decrease reflected continued client spend of stimulus savings and clients seeking higher yielding
investment products outside the Bank, a portion of which have moved to our wealth division.

Additionally, compared to both

prior
periods, we realized a remix of deposit balances of $32 million and $99 million, respectively,

as noninterest bearing accounts
migrated into interest bearing accounts (primarily NOW and money market accounts).

Business deposit transaction accounts classified as repurchase agreements averaged $25.4 million for the third quarter of 2023, an
increase of $7.5 million over the second quarter of 2023 and $16.9 million over the fourth quarter of 2022.

At September 30, 2023,
repurchase agreement balances were $22.9 million compared to $22.6 million at June 30, 2023 and $6.6 million at December 31,
2022.
Liquidity
The Bank maintained an average net overnight funds (deposits with banks plus

FED funds sold less FED funds purchased) sold
position of $136.6 million in the third quarter of 2023 compared to $218.9 million in the second quarter of 2023 and $469.4 million
in the fourth quarter of 2022.

The declining overnight funds position reflected growth in average loans and lower average deposit
balances.

At September 30, 2023, we had the ability to generate approximately $1.587 billion

(excludes overnight funds position of $95
million) in additional liquidity through various sources including various federal funds purchased lines, Federal Home Loan Bank borrowings, the Federal Reserve Discount Window,

and brokered deposits.

We also view our

investment portfolio as a liquidity source and have the option to pledge securities in our portfolio as collateral for
borrowings or deposits, and/or to sell selected securities.

Our portfolio consists of debt issued by the U.S. Treasury,

U.S.
governmental agencies, municipal governments, and corporate entities.

At September 30, 2023, the weighted-average maturity and
duration of our portfolio were 2.90 years and 2.61 years, respectively,

and the available-for-sale portfolio had a net unrealized tax-
effected loss of $31.0 million.

Capital
Shareowners’ equity was $428.6 million at September 30, 2023 compared to $420.8 million at June 30, 2023 and $394.0 million at
December 31, 2022.

For the first nine months of 2023, shareowners’ equity was positively impacted by net income attributable to
common shareowners of $42.7 million, a $2.4 million decrease in the unrealized loss on investment securities, the issuance of stock
of $2.2 million, stock compensation accretion of $1.0 million, and a $0.4 million increase in the fair value of the interest rate swap related to subordinated debt.

Shareowners’ equity was reduced by common stock dividends of $9.5 million ($0.56 per share), the
repurchase of stock of $3.1 million (102,147 shares), and net adjustments totaling

$1.5 million related to transactions under our
stock compensation plans.

At September 30, 2023, our total risk-based capital ratio was 16.58%

compared to 15.95% at June 30, 2023 and 15.52% at
December 31, 2022.

Our common equity tier 1 capital ratio was 13.56%, 13.02%, and 12.64%, respectively,

on these dates.

Our
leverage ratio was 10.19%, 9.74%, and 9.06%, respectively,

on these dates.

At September 30, 2023, all our regulatory capital ratios
exceeded the threshold to be designated as “well-capitalized” under the

Basel III capital standards.

Further, our tangible common
equity ratio was 8.28% at September 30, 2023 compared to 7.61% and 6.79% at June

30, 2023 and December 31, 2022,
respectively.

If our unrealized held-to-maturity securities losses of $33.1 million (after-tax)

were recognized in accumulated other
comprehensive loss, our adjusted tangible capital ratio would be 7.46%.

About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.1

billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards,

securities brokerage services and
financial advisory services, including the sale of life insurance, risk management and asset protection services.

Our bank
subsidiary, Capital City Bank,

was founded in 1895 and now has 63 banking offices and 100 ATM

s/ITMs in Florida, Georgia and
Alabama.

For more information about Capital City Bank Group, Inc., visit www.ccbg.com

.
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The words “may,” “could,” “should,”

“would,” “believe,”
“anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “vision,”

“goal,” and similar expressions are intended to identify
forward-looking statements. The following factors, among others, could cause our actual results to differ: our ability to successfully
manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes; adverse
developments in the financial services industry generally,

such as the recent bank failures and any related impacts on depositor behavior; the effects of changes in the level of checking or savings account deposits and the competition for deposits on our funding costs, net interest margin and ability to replace maturing deposits and advances, as necessary; the effects of actions taken

by
governmental agencies to stabilize the financial system and the effectiv eness of such actions; changes in monetary and fiscal policies of the U.S. Government; inflation, interest rate, market and monetary fluctuations;

the effects of security breaches and computer
viruses that may affect our computer systems or fraud related to debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our allowance for credit losses, deferred tax asset valuation and pension
plan; changes in our liquidity position; changes in accounting principles, policies,

practices or guidelines; the frequency and
magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio, including the risks of loan segments, geographic and industry concentrations; the strength of the United

States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends,

the payment of which is subject to our capital
requirements; changes in the securities and real estate markets; structural changes in the markets for origination, sale and servicing
of residential mortgages; uncertainty in the pricing of residential mortgage loans that we sell, as well as competition for the mortgage
servicing rights related to these loans and related interest rate risk or price risk resulting from retaining mortgage servicing rights and
the potential effects of higher interest rates on our loan origination volumes; the effect of corporate restructuring, acquisitions or dispositions, including the actual restructuring and other related charges and the failure to achieve the expected gains, revenue
growth or expense savings from such corporate restructuring, acquisitions or dispositions; the effects of natural disasters, harsh
weather conditions (including hurricanes), widespread health emergencies

(including pandemics, such as the COVID-19 pandemic),
military conflict, terrorism, civil unrest or other geopolitical events; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate;

the willingness of clients to accept third-party
products and services rather than our products and services and vice versa; increased competition and its effect on pricing;
technological changes; the outcomes of litigation or regulatory proceedings;

negative publicity and the impact on our reputation;
changes in consumer spending and saving habits; growth and profitability of our noninterest income; the limited trading activity of
our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and
Exchange Commission; and our ability to manage the risks involved in the foregoing.

Additional factors can be found in our Annual
Report on Form 10-K for the fiscal year ended December 31, 2022, and our other filings with the SEC, which are available at the
SEC’s internet site (http://www.sec.gov).

Forward-looking statements in this Press Release speak only as of the date of the Press
Release, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ.

USE OF NON-GAAP FINANCIAL MEASURES
Unaudited
We present a tangible

common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these measures

are useful to investors because it allows
investors to more easily compare our capital adequacy to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data) Sep 30, 2023 Jun 30, 2023 Mar 31, 2023 Dec 31, 2022 Sep 30, 2022
Shareowners' Equity (GAAP) $ 428,610 $ 420,779 $ 411,240 $ 394,016 $ 373,165
Less: Goodwill and Other Intangibles (GAAP) 92,973 93,013 93,053 93,093 93,133
Tangible Shareowners' Equity (non-GAAP) A 335,637 327,766 318,187 300,923 280,032
Total Assets (GAAP) 4,147,191 4,399,563 4,409,742 4,525,958 4,332,671
Less: Goodwill and Other Intangibles (GAAP) 92,973 93,013 93,053 93,093 93,133
Tangible Assets (non-GAAP) B $ 4,054,218 $ 4,306,550 $ 4,316,689 $ 4,432,865 $ 4,239,538
Tangible Common Equity Ratio (non-GAAP) A/B 8.28% 7.61% 7.37% 6.79% 6.61%
Actual Diluted Shares Outstanding (GAAP) C 16,997,886 17,025,023 17,049,913 17,039,401 16,998,177
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 19.75 $ 19.25 $ 18.66 $ 17.66 $ 16.47

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Nine Months Ended
(Dollars in thousands, except per share data) Sep 30, 2023 Jun 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022
EARNINGS
Net Income Attributable to Common Shareowners $ 13,202 $ 14,551 $ 11,315 42,707 $ 28,483
Diluted Net Income Per Share $ 0.78 $ 0.85 $ 0.67 2.51 $ 1.68
PERFORMANCE
Return on Average Assets (annualized) 1.24% 1.35% 1.03% 1.32% 0.88%
Return on Average Equity (annualized) 12.25 13.94 11.83 13.70 10.05
Net Interest Margin 4.02 4.05 3.31 4.03 2.91
Noninterest Income as % of Operating Revenue 34.01 36.38 40.76 35.33 46.03
Efficiency Ratio 70.09% 67.55% 70.66% 67.32% 74.60%
CAPITAL ADEQUACY
Tier 1 Capital

15.41% 14.84% 14.80% 15.41% 14.80%
Total Capital

16.58 15.95 15.75 16.58 15.75
Leverage

10.19 9.74 8.91 10.19 8.91
Common Equity Tier 1 13.56 13.02 12.83 13.56 12.83
Tangible Common Equity
(1)
8.28 7.61 6.61 8.28 6.61
Equity to Assets 10.33% 9.56% 8.61% 10.33% 8.61%
ASSET QUALITY
Allowance as % of Non-Performing Loans 614.71% 422.23% 934.53% 614.71% 934.53%
Allowance as a % of Loans HFI 1.07 1.05 0.96 1.07 0.96
Net Charge-Offs as % of Average Loans HFI 0.17 0.07 0.12 0.16 0.17
Nonperforming Assets as % of Loans HFI and OREO 0.17 0.25 0.10 0.17 0.10
Nonperforming Assets as % of Total Assets 0.11% 0.15% 0.06% 0.11% 0.06%
STOCK PERFORMANCE
High

$ 33.44 $ 34.16 $ 33.93 36.86 $ 33.93
Low 28.64 28.03 27.41 28.03 24.43
Close $ 29.83 $ 30.64 $ 31.11 29.83 $ 31.11
Average Daily Trading Volume 26,774 33,412 30,546 33,936 26,677
(1)

Tangible common equity ratio is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 6.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2023 2022
(Dollars in thousands) Third Quarter Second Quarter First Quarter Fourth Quarter Third Quarter
ASSETS
Cash and Due From Banks $ 72,379 $ 83,679 $ 84,549 $ 72,114 $ 72,686
Funds Sold and Interest Bearing Deposits 95,119 285,129 303,403 528,536 497,679
Total Cash and Cash Equivalents 167,498 368,808 387,952 600,650 570,365
Investment Securities Available for Sale 334,052 386,220 402,943 413,294 416,745
Investment Securities Held to Maturity 632,076 641,398 651,755 660,744 676,178
Other Equity Securities 3,585 1,703 1,883 10 1,349

Total Investment Securities
969,713 1,029,321 1,056,581 1,074,048 1,094,272
Loans Held for Sale

53,093 67,908 55,118 54,635 50,304
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 221,704 227,219 236,263 247,362 246,304
Real Estate - Construction 197,526 226,404 253,903 234,519 237,718
Real Estate - Commercial 828,234 831,285 798,438 782,557 715,870
Real Estate - Residential 954,447 876,867 827,124 721,759 573,963
Real Estate - Home Equity 203,902 203,150 207,241 208,120 202,512
Consumer 285,122 295,646 305,324 324,450 347,949
Other Loans 1,401 5,425 7,660 5,346 20,822
Overdrafts 1,076 1,007 931 1,067 1,047
Total Loans Held for Investment 2,693,412 2,667,003 2,636,884 2,525,180 2,346,185
Allowance for Credit Losses (28,854) (27,964) (26,507) (24,736) (22,510)
Loans Held for Investment, Net 2,664,558 2,639,039 2,610,377 2,500,444 2,323,675
Premises and Equipment, Net 81,677 82,062 82,055 82,138 81,736
Goodwill and Other Intangibles 92,973 93,013 93,053 93,093 93,133
Other Real Estate Owned 1 1 13 431 13
Other Assets 117,678 119,411 124,593 120,519 119,173
Total Other Assets 292,329 294,487 299,714 296,181 294,055
Total Assets $ 4,147,191 $ 4,399,563 $ 4,409,742 $ 4,525,958 $ 4,332,671
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,472,165 $ 1,520,134 $ 1,601,388 $ 1,653,620 $ 1,737,046
NOW Accounts 1,092,996 1,269,839 1,242,721 1,290,494 990,021
Money Market Accounts 304,323 321,743 271,880 267,383 292,932
Savings Accounts 571,003 590,245 617,310 637,374 646,526
Certificates of Deposit 99,958 86,905 90,621 90,446 92,853
Total Deposits 3,540,445 3,788,866 3,823,920 3,939,317 3,759,378
Repurchase Agreements 22,910 22,619 4,429 6,583 6,943
Other Short-Term Borrowings 18,786 28,054 22,203 50,210 45,328
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 364 414 463 513 562
Other Liabilities 75,585 77,192 85,878 73,675 84,657
Total Liabilities 3,710,977 3,970,032 3,989,780 4,123,185 3,949,755
Temporary Equity 7,604 8,752 8,722 8,757 9,751
SHAREOWNERS' EQUITY
Common Stock 170 170 170 170 170
Additional Paid-In Capital 36,182 36,853 37,512 37,331 36,234
Retained Earnings 426,934 417,128 405,634 393,744 384,964
Accumulated Other Comprehensive Loss, Net of Tax (34,676) (33,372) (32,076) (37,229) (48,203)
Total Shareowners' Equity 428,610 420,779 411,240 394,016 373,165
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,147,191 $ 4,399,563 $ 4,409,742 $ 4,525,958 $ 4,332,671
OTHER BALANCE SHEET DATA
Earning Assets $ 3,811,337 $ 4,049,361 $ 4,051,987 $ 4,182,399 $ 3,988,440
Interest Bearing Liabilities 2,163,227 2,372,706 2,302,514 2,395,890 2,128,052
Book Value Per Diluted Share $ 25.22 $ 24.72 $ 24.12 $ 23.12 $ 21.95
Tangible Book Value

Per Diluted Share
(1)
19.75 19.25 18.66 17.66 16.47
Actual Basic Shares Outstanding 16,958 16,992 17,022 16,987 16,962
Actual Diluted Shares Outstanding 16,998 17,025 17,050 17,039 16,998
(1)

Tangible book value per diluted share is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 6.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2023 2022
Nine Months Ended
September 30,
(Dollars in thousands, except per share data)
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter 2023 2022
INTEREST INCOME
Loans, including Fees $ 39,212 $ 37,477 $ 34,880 $ 31,916 $ 27,761 $ 111,569 $ 73,966
Investment Securities 4,561 4,815 4,924 4,847 4,372 14,300 11,108
Federal Funds Sold and Interest Bearing Deposits 1,848 2,782 4,111 4,463 3,231 8,741 5,048
Total Interest Income 45,621 45,074 43,915 41,226 35,364 134,610 90,122
INTEREST EXPENSE
Deposits 5,214 4,008 2,488 1,902 1,052 11,710 1,542
Repurchase Agreements 190 115 9 7 5 314 6
Other Short-Term Borrowings 440 336 452 683 531 1,228 1,065
Subordinated Notes Payable 625 604 571 522 443 1,800 1,130
Other Long-Term Borrowings 4 5 6 8 6 15 23
Total Interest Expense 6,473 5,068 3,526 3,122 2,037 15,067 3,766
Net Interest Income 39,148 40,006 40,389 38,104 33,327 119,543 86,356
Provision for Credit Losses 2,443 2,219 3,130 3,521 2,099 7,792 3,641
Net Interest Income after Provision for Credit Losses 36,705 37,787 37,259 34,583 31,228 111,751 82,715
NONINTEREST INCOME
Deposit Fees 5,456 5,326 5,239 5,536 5,947 16,021 16,585
Bank Card Fees 3,684 3,795 3,726 3,744 3,860 11,205 11,657
Wealth Management Fees 3,984 4,149 3,928 3,649 3,937 12,061 14,410
Mortgage Banking Revenues 4,819 5,837 6,995 5,497 7,116 17,651 25,127
Other

2,237 3,766 2,360 2,546 2,074 8,363 5,876
Total Noninterest Income 20,180 22,873 22,248 20,972 22,934 65,301 73,655
NONINTEREST EXPENSE
Compensation 24,648 24,884 25,636 25,565 24,738 75,168 74,977
Occupancy, Net 6,980 6,820 6,762 6,253 6,153 20,562 18,321
Other

10,014 10,830 8,057 10,469 8,919 28,901 26,243
Total Noninterest Expense 41,642 42,534 40,455 42,287 39,810 124,631 119,541
OPERATING PROFIT 15,243 18,126 19,052 13,268 14,352 52,421 36,829
Income Tax Expense 3,190 3,544 4,133 2,599 3,074 10,867 7,486
Net Income 12,053 14,582 14,919 10,669 11,278 41,554 29,343
Pre-Tax Loss (Income) Attributable to Noncontrolling Interest 1,149 (31) 35 995 37 1,153 (860)
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 13,202 $ 14,551 $ 14,954 $ 11,664 $ 11,315 $ 42,707 $ 28,483
PER COMMON SHARE
Basic Net Income $ 0.78 $ 0.86 $ 0.88 $ 0.69 $ 0.67 $ 2.52 $ 1.68
Diluted Net Income 0.78 0.85 0.88 0.68 0.67 2.51 1.68
Cash Dividend

$ 0.20 $ 0.18 $ 0.18 $ 0.17 $ 0.17 $ 0.56 $ 0.49
AVERAGE

SHARES
Basic

16,985 17,002 17,016 16,963 16,960 17,001 16,947
Diluted

17,025 17,035 17,045 17,016 16,996 17,031 16,973

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND CREDIT QUALITY
Unaudited
2023 2022
Nine Months Ended
September 30,
(Dollars in thousands, except per share data)
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter 2023 2022
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 27,964 $ 26,507 $ 24,736 $ 22,510 $ 21,281 $ 24,736 $ 21,606
Provision for Credit Losses 2,043 1,944 3,291 3,543 1,931 7,278 3,522
Net Charge-Offs (Recoveries) 1,153 487 1,520 1,317 702 3,160 2,618
Balance at End of Period $ 28,854 $ 27,964 $ 26,507 $ 24,736 $ 22,510 $ 28,854 $ 22,510
As a % of Loans HFI 1.07% 1.05% 1.01% 0.98% 0.96% 1.07% 0.96%
As a % of Nonperforming Loans 614.71% 422.23% 577.63% 1,076.89% 934.53% 614.71% 934.53%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 3,120 $ 2,833 $ 2,989 $ 3,012 $ 2,853 $ 2,989 $ 2,897
Provision for Credit Losses

382 287 (156) (23) 159 513 115
Balance at End of Period
(1)
3,502 3,120 2,833 2,989 3,012 3,502 3,012
ACL - DEBT SECURITIES
Provision for Credit Losses

$ 18 $ (12) $ (5) $ 1 $ 9 $ 1 $ 4
CHARGE-OFFS
Commercial, Financial and Agricultural $ 76 $ 54 $ 164 $ 129 $ 2 $ 294 $ 1,179
Real Estate - Construction - - - - - - -
Real Estate - Commercial - - 120 88 1 120 267
Real Estate - Home Equity - 39 - 160 - 39 33
Consumer 1,340 993 1,732 976 770 4,065 1,925
Overdrafts 659 894 634 720 989 2,187 2,429
Total Charge-Offs $ 2,075 $ 1,980 $ 2,650 $ 2,073 $ 1,762 $ 6,705 $ 5,833
RECOVERIES
Commercial, Financial and Agricultural $ 28 $ 71 $ 95 $ 25 $ 58 $ 194 $ 282
Real Estate - Construction - 1 1 - 2 2 10
Real Estate - Commercial 17 11 8 13 8 36 93
Real Estate - Residential 30 132 57 98 44 219 186
Real Estate - Home Equity 53 131 25 36 22 209 147
Consumer 418 514 571 175 260 1,503 896
Overdrafts 376 633 373 409 666 1,382 1,601
Total Recoveries $ 922 $ 1,493 $ 1,130 $ 756 $ 1,060 $ 3,545 $ 3,215
NET CHARGE-OFFS (RECOVERIES) $ 1,153 $ 487 $ 1,520 $ 1,317 $ 702 $ 3,160 $ 2,618
Net Charge-Offs as a % of Average Loans

HFI
(2)
0.17% 0.07% 0.24% 0.21% 0.12% 0.16% 0.17%
CREDIT QUALITY
Nonaccruing Loans $ 4,694 $ 6,623 $ 4,589 $ 2,297 $ 2,409
Other Real Estate Owned 1 1 13 431 13
Total Nonperforming Assets ("NPAs") $ 4,695 $ 6,624 $ 4,602 $ 2,728 $ 2,422
Past Due Loans 30-89 Days

$ 5,577 $ 4,207 $ 5,061 $ 7,829 $ 6,263
Past Due Loans 90 Days or More - - - - -
Classified Loans 21,812 14,973 12,179 19,342 20,988
Nonperforming Loans as a % of Loans HFI 0.17% 0.25% 0.17% 0.09% 0.10%
NPAs as a % of Loans HFI and Other Real Estate 0.17% 0.25% 0.17% 0.11% 0.10%
NPAs as a % of

Total Assets
0.11% 0.15% 0.10% 0.06% 0.06%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
Third Quarter 2023 Second Quarter 2023 First Quarter 2023 Fourth Quarter 2022 Third Quarter 2022 Sep 2023 YTD Sep 2022 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 62,768 $ 971 6.14% $ 54,350 $ 801 5.90% $ 55,110 $ 644 4.74% $ 42,910 581 5.38% $ 55,164 $ 486 4.82% $ 57,438 $ 2,416 5.62% $ 50,387 $ 1,594 4.23%
Loans Held for Investment
(1)
2,672,653 38,323 5.69 2,657,693 36,758 5.55 2,582,395 34,331 5.39 2,439,379 31,418 5.11 2,264,075 27,354 4.76 2,637,911 109,412 5.55 2,105,211 72,598 4.61
Investment Securities
Taxable Investment Securities 1,002,547 4,549 1.80 1,041,202 4,804 1.84 1,061,372 4,912 1.86 1,078,265 4,835 1.78 1,117,789 4,359 1.55 1,034,825 14,265 1.84 1,105,822 11,082 1.34
Tax-Exempt Investment Securities
(1)
2,456 17 2.66 2,656 16 2.47 2,840 17 2.36 2,827 17 2.36 2,939 17 2.30 2,649 50 2.49 2,614 37 1.90
Total Investment Securities 1,005,003 4,566 1.81 1,043,858 4,820 1.84 1,064,212 4,929 1.86 1,081,092 4,852 1.78 1,120,728 4,376 1.55 1,037,474 14,315 1.84 1,108,436 11,119 1.34
Federal Funds Sold and Interest Bearing
Deposits 136,556 1,848 5.37 218,902 2,782 5.10 360,971 4,111 4.62 469,352 4,463 3.77 569,984 3,231 2.25 237,987 8,741 4.91 710,559 5,048 0.95
Total Earning Assets 3,876,980 $ 45,708 4.68% 3,974,803 $ 45,161 4.56% 4,062,688 $ 44,015 4.39% 4,032,733 $ 41,314 4.07% 4,009,951 $ 35,447 3.51% 3,970,810 $ 134,884 4.54% 3,974,593 $ 90,359 3.04%
Cash and Due From Banks 75,941 75,854 74,639 74,178 79,527 75,483 77,856
Allowance for Credit Losses (29,172) (27,893) (25,637) (22,596) (21,509) (27,581) (21,382)
Other Assets 295,106 297,837 300,175 297,510 289,709 297,688 284,546
Total Assets $ 4,218,855 $ 4,320,601 $ 4,411,865 $ 4,381,825 $ 4,357,678 $ 4,316,400 $ 4,315,613
LIABILITIES:
Noninterest Bearing Deposits $ 1,474,574 $ 1,539,877 $ 1,601,750 $ 1,662,443 $ 1,726,918 $ 1,538,268 $ 1,700,800
NOW Accounts 1,125,171 $ 3,489 1.23% 1,200,400 $ 3,038 1.01% 1,228,928 $ 2,152 0.71% 1,133,733 $ 1,725 0.60% 1,016,475 $ 868 0.34% 1,184,453 $ 8,679 0.98% 1,042,958 $ 1,074 0.14%
Money Market Accounts 322,623 1,294 1.59 288,466 747 1.04 267,573 208 0.31 273,328 63 0.09 288,758 71 0.10 293,089 2,249 1.03 286,804 140 0.07
Savings Accounts 579,245 200 0.14 602,848 120 0.08 629,388 76 0.05 641,153 80 0.05 643,640 80 0.05 603,643 396 0.09 623,986 229 0.05
Time Deposits 95,203 231 0.96 87,973 103 0.47 89,675 52 0.24 92,385 34 0.15 94,073 33 0.14 90,970 386 0.57 95,408 99 0.14
Total Interest Bearing Deposits 2,122,242 5,214 0.97 2,179,687 4,008 0.74 2,215,564 2,488 0.46 2,140,599 1,902 0.35 2,042,946 1,052 0.20 2,172,155 11,710 0.72 2,049,156 1,542 0.10
Total Deposits 3,596,816 5,214 0.58 3,719,564 4,008 0.43 3,817,314 2,488 0.26 3,803,041 1,902 0.20 3,769,864 1,052 0.11 3,710,423 11,710 0.42 3,749,956 1,542 0.05
Repurchase Agreements 25,356 190 2.98 17,888 115 2.58 9,343 9 0.37 8,464 7 0.34 11,665 5 0.18 17,588 314 2.39 7,971 6 0.11
Other Short-Term Borrowings 24,306 440 7.17 17,834 336 7.54 37,766 452 4.86 42,380 683 6.39 35,014 531 6.01 26,586 1,228 6.17 29,020 1,065 4.90
Subordinated Notes Payable 52,887 625 4.62 52,887 604 4.52 52,887 571 4.32 52,887 522 3.86 52,887 443 3.28 52,887 1,800 4.49 52,887 1,130 2.82
Other Long-Term Borrowings 387 4 4.73 431 5 4.80 480 6 4.80 530 8 4.80 580 6 4.74 433 15 4.78 710 23 4.58
Total Interest Bearing Liabilities 2,225,178 $ 6,473 1.15% 2,268,727 $ 5,068 0.90% 2,316,040 $ 3,526 0.62% 2,244,860 $ 3,122 0.55% 2,143,092 $ 2,037 0.38% 2,269,649 $ 15,067 0.89% 2,139,744 $ 3,766 0.24%
Other Liabilities 83,099 84,305 81,206 84,585 98,501 82,877 86,055
Total Liabilities 3,782,851 3,892,909 3,998,996 3,991,888 3,968,511 3,890,794 3,926,599
Temporary Equity 8,424 8,935 8,802 9,367 9,862 8,719 10,156
SHAREOWNERS' EQUITY: 427,580 418,757 404,067 380,570 379,305 416,887 378,858
Total Liabilities, Temporary

Equity and
Shareowners' Equity $ 4,218,855 $ 4,320,601 $ 4,411,865 $ 4,381,825 $ 4,357,678 $ 4,316,400 $ 4,315,613
Interest Rate Spread $ 39,235 3.52% $ 40,093 3.66% $ 40,489 3.77% $ 38,192 3.52% $ 33,410 3.13% $ 119,817 3.65% $ 86,593 2.80%
Interest Income and Rate Earned
(1)
45,708 4.68 45,161 4.56 44,015 4.39 41,314 4.07 35,447 3.51 134,884 4.54 90,359 3.04
Interest Expense and Rate Paid
(2)
6,473 0.66 5,068 0.51 3,526 0.35 3,122 0.31 2,037 0.20 15,067 0.51 3,766 0.13
Net Interest Margin $ 39,235 4.02% $ 40,093 4.05% $ 40,489 4.04% $ 38,192 3.76% $ 33,410 3.31% $ 119,817 4.03% $ 86,593 2.91%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.